DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Bond Fund, Inc. for its fiscal year ended May 31, 1997. Your Fund produced a total return, including bond price changes and interest income, of 8.14%.* The Fund's tax-free annualized distribution rate per share was 5.04%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.)
Economic Review
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 30, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee (the "FOMC"), the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation. The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.
Market Environment
    The changing outlook for the economy has been vividly reflected in the volatility that the fixed income markets have experienced over the past year. After a strong close to 1996, which confirmed the opinion that inflation was contained, early 1997 refocused on a strong labor market and the effect of wage pressure on the economy . As the economy began to expand, investors became convinced of an imminent tightening of monetary policy by the FOMC. During this time interest rates moved up to levels that were last seen during July 1996, passing the 7% level in long Treasuries. Although it was assumed that most of the tightening had been reflected in the market, prices continued to erode during this time period. The sentiment reversed once again as second quarter numbers indicated a slowing economy.

    The supply of New York paper has been moderate and most deals that have come to market have been very well received, as retail demand has remained strong. The combined technicals of high demand and limited supply enabled the municipal market to turn in a strong performance compared to the taxable fixed-income markets. This is illustrated by a comparison of the movement of 30-year U.S. Treasury yields and Municipal yields as represented by the Bond Buyer's 25 Bond Revenue Index. While interest rates fluctuated significantly over the course of the year ended May 31, 1997, 30-year Treasury yields closed the period 10 basis points lower (.10%) at 6.90%. Over the same time, the Revenue Index declined by 30 basis points (.30%) to close the period at 5.91%, which represents a taxable equivalent yield of 8.20%, assuming a 28% Federal income tax bracket. (Remember, fund yields and net asset values do fluctuate, past performance is no guarantee of future results, and actual results for a fund will vary from an index.)
Portfolio Overview
    Given the flattening of the yield curve and the narrowing of spreads between the 20-30 year range, we have focused most of our current investments in the 20-year and shorter maturity range. This has enabled your Fund to achieve a competitive return for its fiscal year while reducing volatility. We will continue this strategy until it becomes apparent that further Federal Reserve action is no longer warranted. The Fund holds a large percentage of paper with coupons that are 6% and higher, . This coupon has been in constant demand from the retail sector and continued to perform well over the period. These two factors significantly contributed to the Fund's solid relative performance over the fiscal period. The availability of high yield paper in the New York market has been very limited and therefore expensive. We have felt that the spread relationship for lower rated paper was not enough to warrant an extension into the longer end of the market.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.          MAY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
Dollars
$22,345
Lehman Brothers
Municipal Bond Index*
$20,137
Dreyfus New York
Tax Exempt Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
    One Year Ended           Five Years Ended          Ten Years Ended
     May 31, 1997              May 31, 1997              May 31, 1997
   ----------------          ----------------          ----------------
        8.14%                     6.23%                     7.25%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                       MAY 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments-97.3%                                                                  Amount          Value
                                                                                                       --------      --------
New York-94.3%
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank) (Prerefunded 5/1/2002) (a,b).........                  $       5,000,000  $  5,533,000
Metropolitan Transportation Authority, Revenue:
  Commuter Facilities, Service Contract 6%, 7/1/2016 (Insured; FGIC) (c)....                          9,000,000     9,357,930
  Transit Facilities, Service Contract:
    5.625%, 7/1/2016........................................................                         19,000,000    18,352,480
    7.50%, 7/1/2019 (Prerefunded 7/1/2000) (b)..............................                          7,700,000     8,483,552
    Refunding:
      6.625 %, 7/1/2014 (Prerefunded 7/1/2002) (b)..........................                          5,950,000     6,571,358
      7.125%, 7/1/2009......................................................                          5,000,000     5,470,300
 Municipal Assistance Corporation for City of New York, Revenue, Refunding:
  5.50%, 7/1/2001...........................................................                         19,765,000    20,438,591
  6%, 7/1/2005..............................................................                         13,000,000    13,949,130
  6%, 7/1/2006..............................................................                          7,770,000     8,369,689
Nassau County, 5.20%, 9/1/2014 (Insured; FGIC)..............................                          5,450,000     5,277,671
Nassau County Industrial Development Agency, IDR
  (Hofstra University Project) 8.25%, 7/1/2003 (Prerefunded 7/1/1998) (b)...                          3,000,000     3,138,720
New York City:
  7.50%, 2/1/2003...........................................................                          3,500,000     3,864,770
  6.375%, 8/1/2004..........................................................                         16,000,000    16,928,160
  7.50%, 2/1/2006...........................................................                          4,000,000     4,454,680
  7.75%, 8/15/2006 (Prerefunded 8/15/2001) (b)..............................                          5,780,000     6,567,814
  5.75%, 2/1/2007 (Insured; AMBAC) (c)......................................                         12,305,000    12,956,550
  5.75%, 8/15/2008..........................................................                          5,000,000     5,068,050
  6.50%, 8/15/2009..........................................................                         10,125,000    10,968,716
  7.50%, 3/15/2010..........................................................                            585,000       628,740
  7%, 10/1/2010.............................................................                          3,955,000     4,233,195
  3.65%, 8/1/2011...........................................................                         18,775,000    17,856,151
  6%, 8/1/2011..............................................................                          7,000,000     7,147,909
  6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002) (b).................                          3,950,000     4,301,945
  5.75%, 8/15/2011..........................................................                          8,870,000     8,874,878
  5.75%, 2/1/2012...........................................................                          3,000,000     2,987,970
  5.875%, 8/15/2013.........................................................                          4,550,000     4,569,929
  6.85%, 10/1/2013..........................................................                          5,000,000     5,218,950
  7.50%, 8/1/2021 (Prerefunded 8/1/2002) (b)................................                            565,000       623,602
  7.50%, 8/1/2021...........................................................                          4,435,000     5,082,865
  Refunding:
    5.20%, 8/1/2003 (d).....................................................                         15,000,000    14,975,400
    5.30%, 8/1/2004 (d).....................................................                         15,220,000    15,191,843
    6.50%, 3/15/2005........................................................                         13,770,000    14,739,683
    5.45%, 8/1/2005 (d).....................................................                         10,000,000    10,045,000
    6.25%, 2/15/2007........................................................                          5,375,000     5,667,292
    6.25%, 8/1/2009.........................................................                         10,500,000    10,975,650
    7.50%, 3/15/2010 (Prerefunded 3/15/2000) (b)............................                          9,415,000    10,307,165
    6.25%, 8/1/2010.........................................................                         10,000,000    10,387,600

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount         Value
                                                                                                       --------      --------
New York (continued)
New York City (continued):
  Refunding (continued):
    6.375%, 8/15/2012.......................................................                   $     13,000,000  $ 13,571,220
    5.875%, 8/1/2024........................................................                         16,000,000    15,742,560
    6.125%, 8/1/2025........................................................                         12,250,000    12,332,320
New York City Housing Development Corp., MFHR Refunding 5.625%, 5/1/2012....                         14,460,000    14,351,261
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
  5.625%, 6/15/2011.........................................................                         16,000,000    16,040,480
  7%, 6/15/2015 (Prerefunded 6/15/2001) (b).................................                          5,655,000     6,209,360

  6.20%, 6/15/2021 (Insured; AMBAC).........................................                          9,700,000    10,160,362
  5.50%, 6/15/2023..........................................................                         11,000,000    10,537,670
  5.75%, 6/15/2029..........................................................                         41,000,000    40,554,740
  Refunding:
    5.625%, 6/15/2019.......................................................                         17,335,000    17,097,511
    5.375%, 6/15/2026 (Insured; FSA)........................................                         16,200,000    15,713,352
State of New York:
  5.875%, 3/15/2014.........................................................                          3,000,000     3,073,740
  5.50%, 7/15/2016..........................................................                         11,165,000    11,079,476
  Environmental Quality:
    5%, 1/15/2014...........................................................                          7,170,000     6,752,419
    5.125%, 1/15/2016.......................................................                          7,785,000     7,390,378
  Refunding:
    5.625%, 8/15/2009.......................................................                         15,000,000    15,426,900
    5.70%, 8/15/2011........................................................                          4,500,000     4,593,825
    6.125%, 11/15/2011......................................................                          3,130,000     3,261,617
    5.80%, 10/1/2013........................................................                          4,715,000     4,819,767
    5.625%, 10/1/2020.......................................................                          5,175,000     5,101,826
New York State Dormitory Authority, Revenues:
  (City University Systems):
    7%, 7/1/2009............................................................                          8,500,000     9,482,770
    7.50%, 7/1/2010 (Insured; FGIC).........................................                          5,000,000     6,036,350
    5.625%, 7/1/2016........................................................                          9,120,000     9,045,763
    5%, 7/1/2020............................................................                         10,000,000     8,741,600
    Refunding:
      5.60%, 7/1/2010.......................................................                         12,000,000    11,944,320
      5.375%, 7/1/2014 (Insured; FGIC)......................................                          6,500,000     6,421,025
      5.50%, 7/1/2016 (Insured; AMBAC)......................................                         19,000,000    18,788,910
      5%, 7/1/2020 (Insured; FGIC)..........................................                         21,000,000    19,037,130
      5.50%, 7/1/2024 (Insured; MBIA).......................................                         10,300,000    10,065,469
  (Cornell University) 7.375%, 7/1/2030.....................................                         11,785,000    12,929,088

  Department of Health 5.50%, 7/1/2025......................................                         24,475,000    23,250,760
  Mental Health Services Facilities Improvement:
    5.375%, 2/15/2026.......................................................                         22,550,000    21,022,237
    Refunding 5.25%, 2/15/2018 (Insured; AMBAC).............................                          8,000,000     7,672,800
  (New York Medical College) 6.875%, 7/1/2021 (Insured; FGIC)...............                         19,310,000    20,913,696

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          MAY 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount         Value
                                                                                                       --------      --------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
  Nursing Home:
    (Bishop Henry B. Hucles) 5.625% 7/1/2018 (Insured; SONYMA)..............                  $       5,890,000   $ 5,832,278
    (Lakeside) 6%, 2/1/2037 (Insured; FHA) (d)..............................                          5,000,000     5,022,400
    (Menorah Campus) Refunding:
      5.95%, 2/1/2017 (Insured; FHA)........................................                          3,000,000     3,038,760
      6.10%, 2/1/2037 (Insured; FHA)........................................                          8,500,000     8,630,390
  (Saint Vincent's Hospital and Medical Center) 5.80%, 8/1/2025.............                          4,750,000     4,758,597
  (State University) 7.60%, 7/1/2018 (Prerefunded 7/1/1998) (b).............                          3,000,000     3,177,990
    Educational Facilities:
      7.25%, 5/15/2008 (Prerefunded 5/15/2000) (b)..........................                         11,590,000    12,702,061
      7.50%, 5/15/2011......................................................                          3,750,000     4,379,775
      7.375%, 5/15/2014 (Prerefunded 5/15/2000) (b).........................                         10,155,000    11,164,204
      7%, 5/15/2018 (Prerefunded 5/15/2000) (b).............................                         16,060,000    17,490,786
      5.50%, 5/15/2026......................................................                          8,990,000     8,559,109
      Refunding:
        5.875%, 5/15/2011...................................................                         20,000,000    20,478,400
        5.50%, 5/15/2013....................................................                         10,000,000     9,776,600
        5.50%, 5/15/2013 (Insured; FGIC)....................................                          6,035,000     6,108,506
        7.375%, 5/15/2014...................................................                         12,945,000    14,073,157
        5.25%, 5/15/2015....................................................                         12,500,000    11,812,125
New York State Energy Research and Development Authority, Revenue:
  Electric Facilities:
    (Consolidated Edison Co. Project) 7.125%, 12/1/2029.....................                         13,000,000    14,466,010
    (Long Island Lighting Company Project):
      7.15%, 9/1/2019.......................................................                          8,930,000     9,482,053
      6.90%, 8/1/2022.......................................................                          3,010,000     3,168,145
New York State Environmental Facilities Corp.
  State Water Pollution Control Revolving Fund Revenue
    (New York City Municipal Water Finance Authority Project):
      6.875%, 6/15/2010.....................................................                         21,340,000    23,309,255
      7.25%, 6/15/2010......................................................                         16,065,000    17,682,264
      7%, 6/15/2012.........................................................                         21,660,000    23,644,273
New York State Housing Finance Agency, Revenue:
  Health Facilities Refunding:
    5.875%, 5/1/2004........................................................                          6,500,000     6,702,410
    6%, 5/1/2008............................................................                         10,000,000    10,314,700
  Housing Projects Refunding 6.10%, 11/1/2015 (Insured; FSA)................                         13,300,000    13,618,668
  Insured Multi-Family Mortgage 7%, 8/15/2022...............................                          4,495,000     4,749,012
  Multi-Family Housing Second Mortgage 6.95%, 8/15/2024 (Insured; FHA)......                          2,905,000     3,048,652
  Service Contract Obligation:
    5.50%, 9/15/2022........................................................                          4,000,000     3,733,640
    Refunding 5.375%, 9/15/2011.............................................                         13,520,000    12,808,442
New York State Local Government Assistance Corp.:
  7%, 4/1/2005..............................................................                          4,300,000     4,735,031

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            MAY 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount         Value
                                                                                                       --------      --------
New York (continued)
New York State Local Government Assistance Corp. (continued):
  6%, 4/1/2024..............................................................                   $     17,005,000  $ 17,300,207
  Refunding:
    5.40%, 4/1/2015.........................................................                         11,515,000    11,322,584
    5.25%, 4/1/2016 (Insured; AMBAC)........................................                         15,060,000    14,698,259
New York State Medical Care Facilities Finance Agency, Revenue:
  FHA Insured Mortgage:
    (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC)...........                          8,750,000     8,859,462
    (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC)...................                         12,000,000    12,878,160
    (Saint Lukes Hospital) 7.45%, 2/15/2029 (Prerefunded 2/15/2000) (b).....                         10,000,000    10,948,900
  Hospital and Nursing Home FHA Insured Mortgage:
    6.125%, 2/15/2015.......................................................                         13,270,000    13,729,673
    (Saint Joseph's and Bayley Seton Hospital) Refunding 6.45%, 2/15/2009...                          6,140,000     6,635,989
    (Saint Lukes and Waterfront Nursing Homes) 6.85%, 2/15/2012.............                          6,000,000     6,417,840
  Insured Long Term Health Care 6.45%, 11/1/2010 (Insured; FSA).............                         10,875,000    11,671,268
  Mental Health Services:
    5.375%, 8/15/2013 (Insured; FGIC).......................................                          7,900,000     7,785,924
    Refunding, Custodial Receipts:
      5.375%, 2/15/2014 (Insured; FSA)......................................                         15,000,000    14,619,600
  Mental Health Services Facilities Improvement
    6%, 2/15/2025 (Insured; MBIA)...........................................                          8,710,000     8,885,594
New York State Mortgage Agency, Revenue Mortgage
  Homeowner:
    6.60%, 10/1/2019........................................................                         10,685,000    11,130,458
    Refunding:
      6%, 4/1/2017..........................................................                          6,000,000     6,039,840
      6%, 10/1/2022.........................................................                          5,000,000     5,012,100
      6.20%, 10/1/2026......................................................                         28,100,000    28,495,648
New York State Power Authority, Revenue and General Purpose Refunding
  6.625%, 1/1/2012..........................................................                          6,490,000     6,999,790
New York State Thruway Authority:
   Highway and Bridge Trust Fund:
    5.25%, 4/1/2015 (Insured; AMBAC)........................................                          5,000,000     4,867,000
    5.50%, 4/1/2015 (Insured; MBIA) (c).....................................                         15,800,000    15,828,440
    5.25%, 4/1/2016 (Insured; AMBAC)........................................                          5,175,000     5,003,397
  Service Contract Revenue (Local Highway and Bridge):
    7.25%, 1/1/2010 (Prerefunded 1/1/2001) (b)..............................                         13,000,000    14,363,050
    5.75%, 4/1/2013 (Insured; MBIA) (c).....................................                          7,185,000     7,306,283
    5.75%, 4/1/2016.........................................................                         35,950,000    35,438,791
New York State Urban Development Corp., Revenue:
  (Correctional Capital Facilities):
    5.25%, 1/1/2013.........................................................                          8,935,000     8,478,690
    5.625%, 1/1/2017........................................................                         10,240,000     9,943,859
    5.375%, 1/1/2025 (Insured; AMBAC).......................................                          5,020,000     4,824,571

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount        Value
                                                                                                       --------      --------
New York (continued)
New York State Urban Development Corp., Revenue (continued):
  (Correctional Capital Facilities) (continued):
    5.70%, 1/1/2027.........................................................                   $     19,350,000  $ 18,823,487
    Refunding:
      5.50%, 1/1/2016.......................................................                         33,885,000    32,200,577
      5.50%, 4/1/2016 (Insured; MBIA).......................................                          5,000,000     4,944,700
  (Correctional Facilities) 5.50%, 1/1/2016.................................                          7,650,000     7,302,767
  Refunding:
    5.50%, 7/1/2016 (Insured; FHA)..........................................                         23,250,000    22,991,693
    5.50%, 7/1/2026 (Insured; FHA)..........................................                         12,000,000    11,668,680
    5.60%, 7/1/2026 (Insured; FHA)..........................................                          9,750,000     9,470,273
  (State Facilities) Refunding 5.70%, 4/1/2020..............................                         28,600,000    28,398,942
Port Authority of New York and New Jersey:
  (Consolidated Bond 93rd Series) 6.125%, 6/1/2094..........................                         15,000,000    15,991,800
  (Consolidated Bond 99th Series) 5.90%, 11/1/2012 (Insured; FGIC)..........                          6,840,000     7,054,092
  (Consolidated Bond 99th Series) 6%, 11/1/2013 (Insured; FGIC).............                          5,810,000     6,016,081
  (Consolidated Bond 104th Series) 5.20%, 7/15/2017 (Insured; AMBAC)........                          8,025,000     7,747,816
  Special Obligation Revenue (JFK International Air Terminal-6):
    6.25%, 12/1/2014 (Insured; MBIA)........................................                         10,000,000    10,865,500
    5.75%, 12/1/2022 (Insured; MBIA)........................................                         24,000,000    23,888,640
Tompkins County Industrial Development Agency, Civic Facility Revenue
  (Ithacare Center Project) 6.20%, 2/1/2037 (Insured; FHA)..................                          6,000,000     6,059,400
Triborough Bridge and Tunnel Authority:
  Revenues:
    7.375%, 1/1/2016 (Prerefunded 1/1/2000) (b).............................                          8,280,000     8,993,902
  General Purpose:
    6.50%, 1/1/2015 (Prerefunded 1/1/1999) (b)..............................                          8,525,000     8,946,902
    5.20%, 1/1/2022.........................................................                         10,500,000     9,975,945
    5.20%, 1/1/2027.........................................................                          6,500,000     6,121,505
    Refunding 5%, 1/1/2014..................................................                          5,000,000     4,769,250
    Special Obligation Refunding 7.10%, 1/1/2010............................                          9,000,000     9,886,860
U.S. Related-3.0%
Commonwealth of Puerto Rico, Public Improvement 6%, 7/1/2026................                          5,000,000     5,122,850
Puerto Rico Aqueduct and Sewer Authority, Revenue:
  10.25%, 7/1/2009..........................................................                         13,750,000    18,966,612
  7.875%, 7/1/2017 (Prerefunded 7/1/1998) (b)...............................                          4,340,000     4,611,944
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6%, 7/1/2022..............................................................                         9,500,000      9,711,660
  5%, 7/1/2036..............................................................                         6,000,000      5,383,320
  Refunding 5.50%, 7/1/2015 (Insured; MBIA).................................                         8,000,000      8,095,840
                                                                                                                     --------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $1,596,562,747).....................................................                                   $1,660,693,738
                                                                                                                     ========

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             MAY 31, 1997
                                                                                                      Principal
Short-Term Municipal Investments-2.7%                                                                   Amount        Value
                                                                                                       --------      --------
New York-2.6%
New York City, VRDN 4.05% (Insured; MBIA, SBPA; Bank of Nova Scotia) (e)....                  $       3,700,000  $  3,700,000
New York City Housing Development Corp., Special Obligation Revenue,
Refunding VRDN
  (East 96th Street Project) 3.80% (LOC; Bank of Tokyo Mitsubishi) (a,e)....                         12,600,000    12,600,000
New York City Municipal Water Finance Authority,
  Water and Sewer System Revenue, VRDN 4.05% (Insured; FGIC, SBPA; FGIC) (e)                         15,150,000    15,150,000
New York State Energy Research and Development Authority, PCR, Refunding
  VRDN (New York Electric and Gas Co.) 3.90% (LOC; Union Bank of Switzerland) (a,e)                   6,800,000     6,800,000
Port Authority of New York and New Jersey, Special Obligation Revenue,
Refunding, VRDN:
  4.05% (SBPA; Landesbank Hessen) (e).......................................                          3,100,000     3,100,000
  4.15% (SBPA; Sumitomo Bank, Ltd.) (e).....................................                          2,300,000     2,300,000
U.S. Related-.1%
Commonwealth of Puerto Rico 3.20% (Insured; AMBAC) (f)......................                          1,500,000     1,500,000
                                                                                                                     --------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $45,150,000)........................................................                                 $     45,150,000
                                                                                                                     ========
TOTAL INVESTMENTS-100.0%
  (cost $1,641,712,747).....................................................                                   $1,705,843,738
                                                                                                                     ========


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR      Pollution Control Revenue
FHA           Federal Housing Administration                     SBPA     Standby Bond Purchase Agreement
FSA           Financial Security Assurance                       SONYMA   State of New York Mortgage Agency
IDR           Industrial Development Revenue                     VRDN     Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               32.5%
AA                                 Aa                             AA                                18.6
A                                  A                              A                                 33.9
BBB                                Baa                            BBB                               11.9
BB                                 Ba                             BB                                  .6
F1                                 MIG1                           SP1                                2.5
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Held in a segregated account as collateral for delayed-delivery securities.
    (d)  Purchased on a delayed-delivery basis.
    (e) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rate or an index of market interest rates.
    (f) Inverse floater security-interest rate is subject to change periodically.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        MAY 31, 1997
                                                                                                    Cost           Value
                                                                                                  ---------       ---------
ASSETS:                          Investments in securities-See Statement of Investments         $1,641,712,747   $1,705,843,738
                                 Cash.......................................                                          4,908,579
                                 Interest receivable........................                                         29,046,862
                                 Receivable for investment securities sold..                                          9,166,269
                                 Prepaid expenses...........................                                             27,427
                                                                                                                      ---------

                                                                                                                  1,748,992,875
                                                                                                                      ---------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        1,052,070
                                 Payable for investment securities purchased                                         45,090,693
                                 Payable for shares of Common Stock redeemed                                             28,370
                                 Accrued expenses...........................                                            135,307
                                                                                                                      ---------

                                                                                                                     46,306,440
                                                                                                                      ---------
NET ASSETS..................................................................                                     $1,702,686,435
                                                                                                                      =========
REPRESENTED BY:                  Paid-in capital............................                                     $1,633,046,343
                                 Accumulated undistributed investment income-net234,369
                                 Accumulated net realized gain (loss) on investments                                  5,274,732
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                                64,130,991
                                                                                                                      ---------
NET ASSETS..................................................................                                     $1,702,686,435
                                                                                                                      =========
SHARES OUTSTANDING
(300 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                        113,705,275
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                             $14.97
                                                                                                                      =========






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                           YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $100,574,929
EXPENSES:                        Management fee-Note 3(a)...................                    $10,336,018
                                 Shareholder servicing costs-Note 3(b)......                      1,985,414
                                 Custodian fees.............................                        117,311
                                 Professional fees..........................                         76,986
                                 Directors' fees and expenses-Note 3(c).....                         73,009
                                 Prospectus and shareholders' reports.......                         45,596
                                 Registration fees..........................                         34,205
                                 Loan commitment fees-Note 2................                         10,958
                                 Miscellaneous..............................                         59,887
                                                                                                    -------
                                     Total Expenses.........................                                         12,739,384
                                                                                                                        -------
INVESTMENT INCOME-NET.......................................................                                         87,835,545
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  5,326,888
                                 Net unrealized appreciation (depreciation) on investments       45,283,672
                                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         50,610,560
                                                                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $138,446,105
                                                                                                                        =======












SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended       Year Ended
                                                                                      May 31, 1997     May 31, 1996
                                                                                     -------------    --------------
OPERATIONS:
  Investment income-net..................................................        $      87,835,545     $  94,688,075
  Net realized gain (loss) on investments................................                5,326,888        18,576,683
  Net unrealized appreciation (depreciation) on investments..............               45,283,672       (72,041,092)
                                                                                         ---------         ---------
    Net Increase (Decrease) in Net Assets Resulting from Operations......              138,446,105        41,223,666
                                                                                         ---------         ---------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................              (87,601,176)      (94,688,075)
  Net realized gain on investments.......................................               (9,004,843)       (5,306,076)
                                                                                         ---------         ---------
    Total Dividends......................................................              (96,606,019)      (99,994,151)
                                                                                         ---------         ---------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................            2,685,271,128     2,435,800,035
  Dividends reinvested...................................................               68,017,640        70,937,968
  Cost of shares redeemed................................................           (2,791,120,807)   (2,628,486,012)
                                                                                         ---------         ---------
    Increase (Decrease) in Net Assets from Capital Stock Transactions....              (37,832,039)     (121,748,009)
                                                                                         ---------         ---------
      Total Increase (Decrease) in Net Assets............................                4,008,047      (180,518,494)
NET ASSETS:
  Beginning of Period....................................................            1,698,678,388     1,879,196,882
                                                                                         ---------         ---------
  End of Period..........................................................          $ 1,702,686,435    $1,698,678,388
                                                                                         =========         =========
UNDISTRIBUTED INVESTMENT INCOME-NET......................................      $           234,369            ---
                                                                                         ---------         ---------
                                                                                        Shares          Shares
                                                                                         ---------         ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................              180,835,120       161,812,682
  Shares issued for dividends reinvested.................................                4,558,729         4,695,987
  Shares redeemed........................................................             (187,723,881)     (174,178,872)
                                                                                         ---------         ---------
    Net Increase (Decrease) in Shares Outstanding........................               (2,330,032)       (7,670,203)
                                                                                         =========         =========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Year Ended May 31,
                                                               -------------------------------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----         ----
    Net asset value, beginning of period.........              $14.64     $ 15.19      $15.06      $16.06       $15.36
                                                                 ----        ----        ----        ----         ----
    Investment Operations:
    Investment income-net........................                 .76         .79         .84         .88         .95
    Net realized and unrealized gain (loss)
      on investments.............................                 .41        (.51)        .23        (.62)        .92
                                                                 ----        ----        ----        ----         ----
    Total from Investment Operations.............                1.17         .28        1.07         .26         1.87
                                                                 ----        ----        ----        ----         ----
    Distributions:
    Dividends from investment income-net.........                (.76)       (.79)       (.84)       (.89)        (.95)
    Dividends from net realized gain
      on investments.............................                (.08)       (.04)       (.08)       (.37)        (.22)
    Dividends in excess of net realized
      gain on investments........................                   -           -        (.02)           -           -
                                                                 ----        ----        ----        ----         ----
    Total Distributions..........................                (.84)       (.83)       (.94)      (1.26)      (1.17)
                                                                 ----        ----        ----        ----         ----
    Net asset value, end of period...............              $14.97      $14.64      $15.19       $15.06      $16.06
                                                                 ====        ====        ====        ====         ====
TOTAL INVESTMENT RETURN..........................                8.14%       1.84%       7.55%       1.42%      12.63%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .74%        .71%        .72%        .71%        .70%
    Ratio of net investment income
      to average net assets......................                5.10%       5.24%       5.70%        5.49%       6.03%
    Portfolio Turnover Rate......................               74.46%      81.93%      49.03%       35.66%      51.20%
    Net Assets, end of period (000's Omitted)....          $1,702,686  $1,698,678  $1,879,197   $1,941,233  $2,098,253


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended May 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $1,165,852 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $541,230 during the period ended May 31, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective May 12, 1997, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1997, redemption fees amounted to $50,419.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $1,235,421,255 and $1,287,212,086, respectively.
    At May 31, 1997, accumulated net unrealized appreciation on investments was $64,130,991, consisting of $65,746,939 gross unrealized appreciation and $1,615,948 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]
New York, New York
July 1, 1997


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1997:
    - all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal, and for individuals who are New York residents, New York State and New York City personal income taxes), and
    - the Fund hereby designates $.0790 per share as a long-term capital gain distribution of the $.0791 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW YORK
TAX EXEMPT BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            980AR975
Registration Mark
[Dreyfus logo]
New York
Tax Exempt
Bond Fund, Inc.
Annual Report
May 31, 1997